Rule 497(e)

Registration Nos. 333-207937 and 811-23108

Amplify ETF Trust
(the “Trust”)

Amplify YieldShares Oil-Hedged MLP Income ETF

(the “Fund”)

March 29, 2018

Supplement To the Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information
Each Dated March 1, 2018

On March 13, 2018, the Board of Trustees of the Trust (the “Board”) voted to terminate and liquidate the Fund. After the close of business on April 19, 2018, subject to applicable law, the Fund will no longer accept creation orders. Trading in shares of the Fund will be halted prior to market open on April 20, 2018. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about April 30, 2018.

When the Fund commences liquidation of its portfolio, the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy. Furthermore, during the time between market open on April 20, 2018 and April 30, 2018, because shares of the Fund will not be traded on the Cboe BZX Exchange, Inc. (the “Cboe BZX”), we cannot assure you that there will be a trading market for your shares.

Shareholders may sell their shares of the Fund on Cboe BZX until the market close on April 19, 2018 and may incur typical transaction fees from their broker-dealer. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. If you still hold shares as of April 30, 2018, the Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally recognize a capital gain or loss on the redemptions. The Fund may or may not, depending upon the Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

If you have additional questions, please call (630) 355-4676.

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